----------
                                                                      CLOSED END
                                                                      ----------

The Korean
Investment Fund

Annual Report
April 30, 2001

                               [GRAPHIC OMITTED]

                                                      Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
May 31, 2001

Dear Shareholder:

This report provides an update of the investment results, market activity and strategy for The Korean Investment Fund (the "Fund") for the annual reporting period ended April 30, 2001.

Investment Objective and Policies
This closed-end fund's objective is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies.

Investment Results
The following table shows the Fund's performance over the past three-, six- and 12-month periods. To put the Fund's returns in relative perspective, we have included the Fund's benchmark, the Korea Composite Stock Price Index (KOSPI).

INVESTMENT RESULTS*
Periods Ended April 30, 2001

                                                       -------------------------
                                                             Total Returns
                                                       -------------------------
                                                         3        6        12
                                                       Months   Months   Months
--------------------------------------------------------------------------------

The Korean Investment Fund                            -10.30%   -0.76%   -28.56%
--------------------------------------------------------------------------------
Korea Composite Stock Price Index                     -10.82%   -3.08%   -32.93%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of the Fund as of April 30, 2001. All fees and expenses related to the operation of the Fund have been deducted.

      Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Korea Composite Stock Price Index (KOSPI) is a capitalization-weighted index of stocks traded on the Korean Stock Exchange and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Korean Investment Fund.

      Additional investment results appear on pages 6-8.

During all three periods under review, the Fund outperformed its benchmark index. With the exception of a rebound towards the end of the period, the Korean stock market experienced extended selling pressure over the current reporting period. This has kept the market weak and hurt the Fund's absolute performance. On the other hand, effective stock selection has enabled us to continue our relative lead against the benchmark.

The Fund benefited from its focus on blue-chip technology companies, which have weathered the economic downturn relatively well. The Fund's holdings in some of the leading automobile companies in Korea, which have been successfully expanding their market share in the markets outside of Korea, have also contributed favorably to the Fund's performance.


--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Economic Review

Real gross domestic product (GDP) rose 3.7% year-over-year in the first quarter of 2001, down from 4.6% in the fourth quarter of 2000. However, on a sequential basis, seasonally adjusted GDP rose a mere 0.3% quarter-over-quarter in the first quarter after a 0.4% quarter-over-quarter fall in the previous quarter. Net exports were the most important contributor to GDP growth in the first quarter, with imports declining 3.0% quarter-over-quarter against export growth of 3.9%. One surprise was that private consumption declined 1.0% quarter-over-quarter, which was weaker than suggested by previously released wholesale and retail trade data. Meanwhile, fixed investments came in at a stronger-than-expected 2.9% quarter-over-quarter after having contracted for the last several quarters.

While economic activity appears to be stabilizing, recent positive indicators do not yet signify a meaningful recovery. It is more likely we will see a recovery in private consumption in the second quarter given that confidence has been improving for four straight months. However, due to a relatively high correlation between Korea's exports and imports, rapidly falling imports do not bode well for the outlook of exports in the coming months. The rebound in fixed investments in the first quarter looks to be a technical bounce.

We expect continuing marginal gains, at best, in economic growth for the time being until we see a sustainable recovery in the global economy. Fortunately, Korea has fiscal flexibility to implement a more expansionary program if necessary. The consensus economic growth forecast for 2001 is currently around 4%, with forecasts from the International Monetary Fund and the Korea Development Institute at 3.5% and 4.3%, respectively.

Inflation and Interest Rates

Interest rates remain at low levels despite a recent pick-up due to rising inflation and growing expectations for an early economic recovery. The benchmark 3-year corporate bond yield is hovering at around 7.5%, compared to 9%-10% a year ago. The Consumer Price Index (CPI) in April rose 5.3% year-over-year. The increase in CPI is primarily a result of rising import prices due to the weakening Korean won, together with increases in agricultural product prices and public service charges. Core CPI rose 4.5% year-over-year and 0.3% month-over-month, higher than the Bank of Korea's (BOK)


--------------------------------------------------------------------------------
2 o THE KOREAN INVESTMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

target range of 2%-4% for the year, suggesting that the BOK is less likely to cut rates for the time being. However, inflation is probably peaking and should stabilize in the second half of the year, which would allow the BOK to implement an easier monetary policy for the rest of the year.

Foreign Exchange

The Korean won weakened against the U.S. dollar by about 4% in the first four months of the year, in line with the Japanese yen's weakness. Given the high level of foreign reserves (over U.S. $93 billion at the end of April) we do not expect extreme weakness in the Korean won. Nevertheless, the Japanese yen will continue to exercise an overwhelming influence on the won's direction, since Korea competes with Japan for many major products in the international marketplace.

Stock Market

The equity rally at the beginning of the year, triggered by the U.S. Federal Reserve's surprise rate cut, reversed in February, giving back all its gains by the end of the first quarter. A slew of corporate profit warnings from major technology companies sent stocks tumbling around the world. April saw stability return with monthly positive performance for both the Korean stock market and the NASDAQ. Another surprise rate cut by the Fed in early April led the stock market to rebound, and better-than-expected economic data in the U.S. for the first quarter set off hopes for an early economic recovery.

Foreign investors continue to be net buyers of the Korean stock market, as investors are abandoning the debilitated markets in South Asia. On the other hand, domestic investors remain highly risk-averse, shifting funds out of the stock market, causing domestic institutions to continue selling stocks.

Outlook and Portfolio Strategy

While our overall economic outlook remains cautious, continued downward revisions for economic growth are unlikely. Another interest rate cut by the Fed, plus recent better-than-expected economic data from the U.S., suggest that the U.S. economy may have bottomed.

Domestically, economic activity stabilized over the first quarter, but recovery prospects are still constrained by a weak global economy. Consumer spending showed modest improvement over the quarter supported by lower


--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

real interest rates and increased consumer credit. This should help to cushion the downturn in the cycle, however the recent improvement in confidence indicators for corporations and consumers might fade if the global economy fails to evidence a sustainable recovery.

Investor enthusiasm has been seriously impaired by recent signs that, in spite of some obvious successes, the restructuring process in Korea is at a standstill and the government appears to be stalling. Closure on pending restructuring deals is necessary to restore investor confidence. The record low level of domestic deposit rates and the excessively high level of short-term deposits in banks should lead to a shift in local liquidity towards equities. A major catalyst for this to happen would be meaningful progress on restructuring, which is a prerequisite for a sustainable rerating for Korea.

We expect relatively high levels of volatility to persist for the foreseeable future, which should present trading opportunities. Attractive valuations suggest limited downside, while earnings visibility remains low, compounded by conflicting signals on the state of the economy, particularly as it relates to demand for information technology products. We expect to maintain our existing strategy of focusing on companies with clear competitive advantages, which should not only survive the current economic downturn but benefit significantly from a sustainable turnaround. We also continue to concentrate on companies with solid balance sheets, good cash flows and attractive valuations.

Proposed Open-Ending of the Fund

As previously reported to shareholders, the Fund's Board of Directors has approved, and recommended for shareholders' approval, the conversion of the Fund from a closed-end investment company to an open-ended investment company.

The Board has convened a Special Meeting of Shareholders which is currently scheduled to be held on July 11, 2001. If the shareholders then approve the Fund's conversion to open-end status, shareholders will soon thereafter be able to redeem their shares at net asset value, less a temporary redemption fee of 2% of the net asset value of shares outstanding on the conversion date that they are redeemed, or exchanged for shares of other Alliance-managed Funds, during the first 12 months after the conversion. The re-


--------------------------------------------------------------------------------
4 o THE KOREAN INVESTMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO OMITTED]     John D. Carifa

[PHOTO OMITTED]     Edward D. Baker, III

[PHOTO OMITTED]     Sun Hee Oh

            Portfolio Managers, Edward D. Baker, III and Sun Hee Oh, have over 36 years of combined investment experience.

demption fee will be paid entirely to the Fund and thus will provide an antidilutive net asset value benefit to shareholders. Upon the conversion, the Fund will then begin a continuous public offering of the four classes of shares that are offered by other equity-oriented Alliance-managed mutual funds, and the Fund's shares will be delisted from the New York Stock Exchange.

Thank you for your continued interest in The Korean Investment Fund. We look forward to reporting to you next quarter on the developing activity in Korea and the Fund's investment results and strategy.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and Chief Executive Officer


/s/ Edward D. Baker, III

Edward D. Baker, III
Vice President


/s/ Sun Hee Oh

Sun Hee Oh
Vice President


--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

THE KOREAN INVESTMENT FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
2/29/92* TO 4/30/01

[The following table was represented as a mountain chart in the printed material.]

The Korean Investment Fund (NAV): $6,017

Korea Composite Stock Price Index: $5,485


                            The Korean                   Korean Composite
                         Investment Fund                 Stock Price Index
-------------------------------------------------------------------------------
     2/29/92                 $10,000                           $10,000
     4/30/92                 $ 9,857                           $ 9,911
     4/30/93                 $ 9,303                           $11,341
     4/30/94                 $11,743                           $13,942
     4/30/95                 $11,357                           $14,717
     4/30/96                 $11,389                           $15,768
     4/30/97                 $ 6,929                           $ 9,863
     4/30/98                 $ 3,207                           $ 3,943
     4/30/99                 $ 6,358                           $ 7,922
     4/30/00                 $ 8,422                           $ 8,178
     4/30/01                 $ 6,017                           $ 5,485


This chart illustrates the total value of an assumed $10,000 investment in The Korean Investment Fund at net asset value (NAV) (from 2/29/92 to 4/30/01) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Korea Composite Stock Price Index is a capitalization-weighted index of stocks traded on the Korean Stock Exchange.

When comparing The Korean Investment Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Korean Investment Fund.

* Closest month-end after Fund's inception date of 2/24/92.


--------------------------------------------------------------------------------
6 o THE KOREAN INVESTMENT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

THE KOREAN INVESTMENT FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                               [BAR GRAPH OMITTED]

           The Korean Investment Fund (NAV)--Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                             Korean Investment          Korea Composite
                                Fund (NAV)             Stock Price Index
--------------------------------------------------------------------------------
       4/30/92*                    -1.43%                     -0.89%
       4/30/93                     -5.62%                     14.43%
       4/30/94                     26.23%                     22.93%
       4/30/95                     -3.28%                      5.56%
       4/30/96                      0.28%                      7.14%
       4/30/97                    -39.16%                    -37.45%
       4/30/98                    -53.72%                    -60.02%
       4/30/99                     98.28%                    100.92%
       4/30/00                     32.46%                      3.23%
       4/30/01                    -28.56%                    -32.93%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Korea Composite Stock Price Index is a capitalization-weighted index of stocks traded on the Korean Stock Exchange. The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Korean Investment Fund.

* The Fund's return for the period ended 4/30/92 is from the Fund's inception date of 2/24/92 through 4/30/92. The benchmark's return for the period ended 4/30/92 is from 2/28/92 through 4/30/92.


--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
April 30, 2001

INCEPTION DATE          PORTFOLIO STATISTICS
2/24/92                 Net Assets ($mil): $48.6

      SECTOR BREAKDOWN
      26.3% Technology
      17.6% Consumer Services
      16.9% Financial Services
      10.3% Utility
       9.5% Basic Industries
       8.8% Consumer Manufacturing    [PIE CHART OMITTED]
       6.3% Capital Goods
       1.2% Consumer Staples
       1.1% Healthcare
       0.8% Aerospace & Defense
       0.5% Transportation
       0.3% Consumer Products

       0.4% Short-Term

All data as of April 30, 2001. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o THE KOREAN INVESTMENT FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
April 30, 2001

                                                                 Percent of
Company                                 U.S. $ Value             Net Assets
--------------------------------------------------------------------------------
Samsung Electronics                     $ 6,956,592                 14.3%
--------------------------------------------------------------------------------
SK Telecom Co., Ltd.
  (common stocks & warrants)              5,459,201                 11.2
--------------------------------------------------------------------------------
Korea Telecom Corp.                       4,214,995                  8.7
--------------------------------------------------------------------------------
Samsung Electro Mechanics Co., Ltd.       2,469,399                  5.1
--------------------------------------------------------------------------------
Kookmin Bank                              2,244,668                  4.6
--------------------------------------------------------------------------------
Pohang Iron & Steel Co., Ltd.             1,955,535                  4.0
--------------------------------------------------------------------------------
Kia Motors                                1,781,321                  3.7
--------------------------------------------------------------------------------
Samsung Securities Co., Ltd.              1,664,531                  3.4
--------------------------------------------------------------------------------
Shinhan Bank                              1,599,089                  3.3
--------------------------------------------------------------------------------
Hyundai Motor Co., Ltd.                   1,547,409                  3.2
--------------------------------------------------------------------------------
                                        $29,892,740                 61.5%


--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2001

Company                                                   Shares   U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS & OTHER INVESTMENTS - 97.4%

Technology - 25.8%
Communication Equipment - 7.8%
Daeduck Electronics Co., Ltd. .........................    61,800   $   471,594
Iljin Corp.(a) ........................................   600,115       865,770
Samsung Electro Mechanics Co., Ltd. ...................    78,084     2,469,399
                                                                    -----------
                                                                      3,806,763
                                                                    -----------
Computer Hardware - 0.7%
Trigem Computer, Inc. .................................    57,522       318,839
                                                                    -----------
Semi-Conductor - 17.3%
AUK Corp. .............................................   350,000     1,264,996
Hynix Semiconductor, Inc.(a) ..........................    70,000       179,917
Samsung Electronics ...................................    40,008     6,956,592
                                                                    -----------
                                                                      8,401,505
                                                                    -----------
                                                                     12,527,107
                                                                    -----------
Consumer Services - 17.2%
Advertising - 2.5%
Cheil Communications, Inc. ............................    18,820     1,197,506
                                                                    -----------
Cellular Communications - 14.7%
Korea Telecom Freetel(a) ..............................    30,000     1,075,171
KT M.com Co., Ltd.(a) .................................    73,390       629,694
SK Telecom Co., Ltd. ..................................     2,750       472,950
   ADR ................................................    51,214     1,078,055
   Merrill Lynch Warrants, expiring 10/11/01(a) .......    22,730     3,908,196
                                                                    -----------
                                                                      7,164,066
                                                                    -----------
                                                                      8,361,572
                                                                    -----------
Financial Services - 16.5%
Banking - 8.6%
H&CB ..................................................    66,000     1,255,353
Kookmin Bank ..........................................   110,044     1,303,483
Shinhan Bank ..........................................   180,000     1,599,089
                                                                    -----------
                                                                      4,157,925
                                                                    -----------
Brokerage & Money Management - 3.4%
Samsung Securities Co., Ltd.(a) .......................    63,358     1,664,531
                                                                    -----------

Insurance - 2.6%
Samsung Fire & Marine Insurance(a) ....................    46,973     1,262,600
                                                                    -----------

Miscellaneous - 1.9%
Kookmin Credit Card Co., Ltd. .........................    35,619       941,185
                                                                    -----------
                                                                      8,026,241
                                                                    -----------
Utility - 10.1%
Electric Power - 1.4%
Korea Electric Power Corp. ............................    40,000       690,965
                                                                    -----------


--------------------------------------------------------------------------------
10 o THE KOREAN INVESTMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                   Shares   U.S. $ Value
--------------------------------------------------------------------------------

Telephone - 8.7%
Korea Telecom Corp. ...................................    47,000   $ 2,248,292
   ADR ................................................    71,180     1,966,703
                                                                    -----------
                                                                      4,214,995
                                                                    -----------
                                                                      4,905,960
                                                                    -----------
Basic Industries - 9.3%
Chemicals - 1.2%
Namhae Chemical Corp. .................................   368,000       583,994
                                                                    -----------
Distribution & Wholesale - 1.4%
SK Global .............................................   102,000       673,804
                                                                    -----------
Mining & Metals - 5.1%
Baek Kwang Mineral Products Co., Ltd. .................    44,270       519,341
Pohang Iron & Steel Co., Ltd. .........................    26,280     1,955,535
                                                                    -----------
                                                                      2,474,876
                                                                    -----------
Refining - 1.6%
SK Corp. ..............................................    73,218       772,764
                                                                    -----------
                                                                      4,505,438
                                                                    -----------
Consumer Manufacturing - 8.6%
Auto & Related - 7.8%
Hankook Tire Co., Ltd. ................................   250,000       482,156
Hyundai Motor Co., Ltd. ...............................    98,929     1,547,409
Kia Motors(a) .........................................   300,000     1,781,321
                                                                    -----------
                                                                      3,810,886
                                                                    -----------
Building & Related - 0.8%
Kumgang Korea Chemical Co., Ltd. ......................    10,000       376,614
                                                                    -----------
                                                                      4,187,500
                                                                    -----------
Capital Goods - 6.1%
Electrical Equipment - 2.6%
Iljin Electric Co., Ltd. ..............................   600,000       710,706
LG Cable, Ltd. ........................................    55,000       572,134
                                                                    -----------
                                                                      1,282,840
                                                                    -----------
Machinery - 3.5%
Hyundai Mobis .........................................   100,000       766,895
Samsung Heavy Industries Co., Ltd.(a) .................   230,000       951,784
                                                                    -----------
                                                                      1,718,679
                                                                    -----------
                                                                      3,001,519
                                                                    -----------
Consumer Staples - 1.2%
Food - 1.2%
Cheil Jedang Corp. ....................................    20,000       592,255
                                                                    -----------


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                   (000)  U.S. $ Value
--------------------------------------------------------------------------------

Healthcare - 1.1%
Drugs - 1.1%
Sudo Pharmaceutical Co., Ltd.(a) .................       78,100   $   529,562
                                                                  -----------
Aerospace & Defense - 0.7%
Aerospace - 0.7%
Samsung Techwin Co., Ltd.(a) .....................      100,000       364,464
                                                                  -----------
Transportation - 0.5%
Miscellaneous - 0.5%
Hanjin Transportation Co., Ltd. ..................       40,000       239,939
                                                                  -----------
Consumer Products - 0.3%
Retailing - 0.3%
Shinsegae Co., Ltd. ..............................          174        10,503
   Preferred stock ...............................        3,492       114,809
                                                                  -----------
                                                                      125,312
                                                                  -----------
Total Common Stocks & Other Investments
   (cost $59,003,891) ............................                 47,366,869
                                                                  -----------
SHORT-TERM INVESTMENT - 0.4%
Time Deposit - 0.4%
Bank of Scotland
   4.63%, 5/01/01
   (cost $200,000) ...............................         $200       200,000
                                                                  -----------

Total Investments - 97.8%
   (cost $59,203,891) ............................                 47,566,869
Other assets less liabilities - 2.2% .............                  1,066,309
                                                                  -----------

Net Assets - 100% ................................                $48,633,178
                                                                  ===========

(a) Non-income producing security.

    Glossary:

    ADR - American Depositary Receipt.

    See notes to financial statements.


--------------------------------------------------------------------------------
12 o THE KOREAN INVESTMENT FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2001

Assets
Investments in securities, at value (cost $59,203,891) ....   $ 47,566,869
Cash ......................................................         45,145
Foreign cash, at value (cost $1,195,502) ..................      1,213,195
Receivable for investment securities sold .................        452,069
Dividends and interest receivable .........................         65,752
                                                              ------------
Total assets ..............................................     49,343,030
                                                              ------------
Liabilities
Payable for investment securities purchased ...............        455,198
Management fee payable ....................................         30,217
Other accrued expenses ....................................        224,437
                                                              ------------
Total liabilities .........................................        709,852
                                                              ------------
Net Assets ................................................   $ 48,633,178
                                                              ============
Composition of Net Assets
Capital stock, at par .....................................   $     74,489
Additional paid-in capital ................................     79,932,445
Accumulated net investment loss ...........................       (180,109)
Accumulated net realized loss on investments and
  foreign currency transactions ...........................    (19,570,209)
Net unrealized depreciation of investments and
  foreign currency denominated assets and liabilities .....    (11,623,438)
                                                              ------------
                                                              $ 48,633,178
                                                              ============
Net Asset Value Per Share
 (based on 7,448,904 shares outstanding) ..................          $6.53
                                                                     =====
See notes to financial statements.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended April 30, 2001

Investment Income
Dividends (net of foreign taxes
  withheld of $129,991) .........................  $    716,273
Interest (net of foreign taxes
  withheld of $1,478) ...........................        39,692    $    755,965
                                                   ------------
Expenses
Management fee ..................................       491,283
Co-Manager fee ..................................       176,524
Custodian .......................................       201,928
Audit and legal .................................       191,356
Directors' fees and expenses ....................       121,534
Printing ........................................        57,783
Registration ....................................        43,041
Transfer agency .................................        12,900
Miscellaneous ...................................        29,992
                                                   ------------
Total expenses ..................................                     1,326,341
                                                                   ------------
Net investment loss .............................                      (570,376)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain on investment
  transactions ..................................                       610,361
Net realized loss on foreign currency
   transactions .................................                      (218,670)
Net change in unrealized
   appreciation/depreciation of:
      Investments ...............................                   (21,168,496)
      Foreign currency denominated assets
       and liabilities ..........................                        14,458
                                                                   ------------
Net loss on investments and foreign currency
   denominated assets and liabilities ..........                    (20,762,347)
                                                                   ------------
Net Decrease in Net Assets
   from Operations ..............................                  $(21,332,723)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o THE KOREAN INVESTMENT FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------
STATEMENT OF CHANGES
IN NET ASSETS
                                                    Year Ended      Year Ended
                                                     April 30,       April 30,
                                                       2001            2000
                                                   ============   =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss .............................  $   (570,376)   $   (642,371)
Net realized gain on investments
  and foreign currency transactions .............       391,691      25,090,844
Net change in unrealized appreciation/
  depreciation of investments and
  foreign currency denominated assets
  and liabilities ...............................   (21,154,038)     (6,289,629)
                                                   ------------    ------------
Net increase (decrease) in net assets
  from operations ...............................   (21,332,723)     18,158,844
Capital Stock Transactions:
Net decrease ....................................    (4,655,664)     (1,885,013)
                                                   ------------    ------------
Total increase (decrease) .......................   (25,988,387)     16,273,831
Net Assets
  Beginning of period ...........................    74,621,565      58,347,734
                                                   ------------    ------------
  End of period .................................  $ 48,633,178    $ 74,621,565
                                                   ============    ============

See notes to financial statements.

--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2001

NOTE A

Significant Accounting Policies

The Korean Investment Fund, Inc. (the "Fund") was incorporated in the State of Maryland on November 1, 1991 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, (but excluding securities traded on the Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation of investments and foreign cur-


--------------------------------------------------------------------------------
16 o THE KOREAN INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

rency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the fiscal year.

The exchange rates for the Korean Won at April 30, 2001 and April 30, 2000 were Won 1,317.00 to U.S. $1.00 and Won 1,109.75 to U.S. $1.00, respectively.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provision for U.S. income or excise taxes is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to a net investment loss and foreign currency transactions, resulted in a net decrease in accumulated net investment loss and additional paid-in capital and a corresponding decrease in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. ("Alliance") a fee at an annualized rate of .85 of 1% of the Fund's average weekly net assets. Such fee is calculated weekly and paid monthly. Subject to shareholder approval at a meeting held on December 18, 2000, the board of directors approved an increase in the advisory fee to Alliance to 1%.

Under the terms of the former Investment Management Agreement, the Fund paid Orion Asset Management Co., Ltd. ("Orion") a fee at an annualized rate of .40 of 1% of the Fund's average weekly net assets. Such fee was calculated weekly and paid monthly.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Effective January 15, 2001, the board of directors of the Fund terminated the former Investment Management Agreement.

Under the terms of a Shareholder Inquiry Agency agreement with Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of Alliance, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. There were no reimbursements to AGIS during the year ended April 30, 2001.

Brokerage commissions paid on investment transactions for the year ended April 30, 2001 amounted to $112,664, of which $10,766 was paid to Tong Yang Securities Co., Ltd., an affiliate of Orion.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $17,570,742 and $22,647,828, respectively, for the year ended April 30, 2001. There were no purchases or sales of U.S. government and government agency obligations for the year ended April 30, 2001.

At April 30, 2001, the cost of investments for federal income tax purposes was $59,283,766. Accordingly, gross unrealized appreciation of investments was $6,156,246 and gross unrealized depreciation of investments was $17,873,143 resulting in net unrealized depreciation of $11,716,897 (excluding foreign currency transactions).

The Fund incurred and elected to defer post-October currency losses of $180,109 and capital losses of $6,596,550.

At April 30, 2001, the Fund had a net capital loss carryover of $12,893,784, which expires April 30, 2007. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers. The Fund utilized $6,186,400 of capital loss carryover in the current year.

NOTE D

Capital Stock

There are 100,000,000 shares of $.01 par value common stock authorized. At April 30, 2001, 7,448,904 shares were outstanding. On April 24, 2000 the Fund initiated a share repurchase program. For the year ended April 30, 2000, 282,300 shares were repurchased at a cost of $1,885,013 representing 3.34% of the 8,450,704 shares outstanding at April 24, 2000. For the year ended April 30, 2001, 719,500 shares were repurchased at a cost of $4,655,664 representing 8.81% of the 8,168,404 shares outstanding at April 30, 2000. This cost includes $43,170 in commissions paid to Paine Webber Group, Inc. The average discount of market price to net asset value at which shares were repurchased for the year ended April 30, 2001 was 30%.


--------------------------------------------------------------------------------
18 o THE KOREAN INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             Year Ended April 30,
                                          ------------------------------------------------------------
                                            2001         2000         1999         1998         1997
                                          ------------------------------------------------------------
Net asset value, beginning
  of period ...........................   $   9.14     $   6.90     $   3.48     $   7.52     $  12.36
                                          ------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ................       (.08)        (.07)        (.06)        (.09)        (.07)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ........................      (2.81)        2.22         3.48        (3.95)       (4.77)
                                          ------------------------------------------------------------
Net increase (decrease) in
  net asset value .....................      (2.89)        2.15         3.42        (4.04)       (4.84)
                                          ------------------------------------------------------------
Capital Share Transactions
Anti-dilutive effect of share
  repurchase program ..................        .28          .09           -0-          -0-          -0-
                                          ------------------------------------------------------------
Total capital share
  transactions ........................        .28          .09           -0-          -0-          -0-
                                          ------------------------------------------------------------
Net asset value,
  end of period .......................   $   6.53     $   9.14     $   6.90     $   3.48     $   7.52
                                          ============================================================
Market value, end of period ...........   $   6.35     $   6.438     $  6.063     $  3.875     $  7.125
                                          ============================================================
Total Return
Total investment return
  based on:(b)
  Market value ........................      (1.37)%       6.18%       56.46%      (45.61)%     (38.04)%
  Net asset value .....................     (28.56)%      32.46%       98.28%      (53.72)%     (39.16)%
Net assets, end of period
  (000's omitted) .....................   $ 48,633     $ 74,622     $ 58,348     $ 29,439     $ 63,586
Ratios/Supplemental Data
Ratio of expenses to average
  net assets ..........................       2.29%        2.06%        2.93%        2.29%        2.11%
Ratio of net investment loss
  to average net assets ...............       (.98)%       (.71)%      (1.49)%      (1.60)%       (.73)%
Portfolio turnover rate ...............         32%          68%         102%          47%          32%


See footnote summary on page 20.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 19

---------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation, to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in the market periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
20 o THE KOREAN INVESTMENT FUND

                                               ---------------------------------
                                               REPORT OF INDEPENDENT ACCOUNTANTS
                                               ---------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
The Korean Investment Fund, Inc.

In our opinion, the accompanying statement of assets & liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korean Investment Fund, Inc. (the "Fund") at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
June 8, 2001


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 21

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares in Common Stock of the Fund valued as follows:

      (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

      (ii) If the shares of Common Stock are trading at net asset value or at a discount below net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions,


--------------------------------------------------------------------------------
22 o THE KOREAN INVESTMENT FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, PO Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Edward Baker, the Vice President of the Fund.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 23

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

common stock

A type of security that represents ownership in a public company.

Consumer Price Index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
24 o THE KOREAN INVESTMENT FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 25

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and Chief Executive Officer
David H. Dievler(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
The Hon. James D. Hodgson(1)

OFFICERS

Robert G. Heisterberg, Executive Vice President - Investments
Yung Chul Park, Executive Vice President - Investments
Edward D. Baker, III, Vice President
Sun Hee Oh, Vice President
Thomas J. Bardong, Vice President
Mamoru Yamaoka, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Investment Manager and Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Transfer Agent, Dividend Paying Agent, and Registrar

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110-1520

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

      This report, including the financial statement herein is transmitted to the shareholders of The Korean Investment Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

      The financial information included herein is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.


--------------------------------------------------------------------------------
26 o THE KOREAN INVESTMENT FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 27

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation KoreanInvFd. The Fund's NYSE trading symbol is "KIF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, and other newspapers in a table called "Closed-End Funds".

Dividend Reinvestment Plan

Under the Fund's Dividend Reinvestment Plan, all shareholders will automatically have their dividends and other distributions from the Fund invested in additional shares of the Fund unless a shareholder elects to receive cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
28 o THE KOREAN INVESTMENT FUND

The Korean Investment Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

KORAR401